UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-00781)

Exact name of registrant as specified in charter: The Putnam Fund for Growth and Income

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: October 31, 2009

Date of reporting period: November 1, 2008 — October 31, 2009

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGRWX

The Putnam Fund for Growth and Income

Annual report
10 | 31 | 09

A world of investing.™

Putnam INVESTMENTS

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

4¢
10 CENTS
U.S.POSTAGE
3¢

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

The Putnam
Fund for Growth
and Income

Annual report
10 | 31 | 09

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	9
Your fund’s expenses	11
Terms and definitions	12
Trustee approval of management contract	13
Other information for shareholders	20
Financial statements	21
Federal tax information	37
About the Trustees	38
Officers	42

Message from the Trustees

Dear Fellow Shareholder:

The stock market’s performance since March has helped restore investor confidence and rebuild portfolios. While this upward trend is welcome, investors should not be surprised if this rate of appreciation levels off in coming months. Time-tested investment principles, such as diversification, asset allocation, and a long-term perspective, apply now more than ever.

In this improved climate, we are pleased to report that many Putnam mutual funds have delivered strong and competitive results over the past year. This performance reflects the intense efforts of an investment team infused with a determination to excel and strengthened by the arrival of several senior portfolio managers, research analysts, and traders.

In another development, Charles E. “Ed” Haldeman, Jr. has stepped down as President of the Putnam Funds and as a member of the Board of Trustees of the Funds to become Chief Executive Officer of the Federal Home Loan Mortgage Corporation (FHLMC), also known as Freddie Mac. Effective July 2009, Robert L. Reynolds, President and Chief Executive Officer of Putnam Investments and a Trustee of the Putnam Funds, replaced Mr. Haldeman as President of the Putnam Funds.

We would like to thank all shareholders who took the time to vote by proxy on a number of issues, including shareholder-friendly fee changes, at this fall’s Putnam Funds’ shareholder meetings. We also would like to take this opportunity to welcome new shareholders to the fund and to thank all our investors for your continued confidence in Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

John A. Hill
Chairman of the Trustees

December 10, 2009

About the fund

Pursuing capital growth for over 50 years

In November 1957 — almost 20 years to the day after Putnam Investments was founded with the launch of The George Putnam Fund of Boston — Putnam launched its second mutual fund: The Putnam Fund for Growth and Income.

Putnam’s founders carefully debated the merits of adding a fund whose primary focus would be stock investments. They believed that the balanced approach of The George Putnam Fund of Boston, which owned a mix of stocks and bonds, was still the most prudent choice for most individuals. However, the advent of state tax-exempt bonds was making it more advantageous for some investors to balance their own portfolios. Furthermore, many financial advisors who worked with Putnam had been urging the firm to launch a common stock fund to meet this growing need.

The fund was launched in a favorable environment for stock investors. Confidence in stocks, which had been severely shaken by the 1929 crash and the Great Depression that followed, had finally been renewed by the early 1950s. Fueled by the optimism of new technologies and the race to space, the 1960s were generally good years for investors. Then came the stagflation-plagued 1970s when the stock market moved sideways for most of the decade.

The fund benefited from the rallies that dominated the 1980s and 1990s. There were bumps in the road, such as the recession of the early 1990s, and, more recently, the bear markets of 2000-2002 and 2007-2009.

True to its roots, The Putnam Fund for Growth and Income continues to focus on long-term capital growth opportunities among leading large-cap companies, with appropriate attention to managing downside risk. We believe these strategies, which have proven successful for long-term investors in the fund, will continue to serve the fund well.

Consider these risks before investing: Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

Performance and
portfolio snapshots

Average annual total return (%) comparison as of 10/31/09

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 9–10 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Russell 1000 Value Index, and the fund’s Lipper peer group were introduced on 12/31/78 and 12/31/59, respectively, which post-date the inception date of the fund’s class A shares.

“Roughly 70% of the fund’s outperformance
during the year was attributable to
stock selection.”
Robert Ewing, Portfolio Manager, The Putnam Fund for Growth
and Income

Allocations are represented as a percentage of portfolio value and exclude short-term holdings. Holdings and allocations may vary over time.

Interview with your
fund’s portfolio manager
Robert Ewing

Robert, The Putnam Fund for Growth and Income outperformed its benchmark index by a wide margin in a difficult year. What contributed to this success?

Minimizing losses through careful stock picking was what helped the fund most during the year. It’s instructive to remember that while the stock market has rallied sharply since March, it was down roughly 35% during the first four months of the period. By limiting losses at this critical time, the fund was able to bounce back faster than the overall market when events turned positive in March.

Taken as a whole, this 12-month period was a tremendous environment for fundamental research and valuation-based stock selection, which are key to my investment approach. The extreme dislocation of the markets created a number of opportunities for value investors to add performance, and Putnam’s team of equity analysts and I picked many successful stocks. In fact, roughly 70% of the fund’s outperformance during the year was attributable to stock selection.

In a year that started in the throes of an economic recession and nearly frozen financial markets, the fund’s class A shares returned just shy of 13%, compared with 4.78% for the fund’s benchmark index.

Can you discuss some of the specific stocks that made a positive contribution?

Goldman Sachs is an example of a company in the finanials sector that navigated the global turmoil better than the competition. Although the company famously predicted the collapse in subprime mortgages — and profited from shorting certain mortgage positions — it was nevertheless swept up in the financial crisis and eventually received a $10 billion loan from the government’s Troubled Asset Relief Program [TARP]. However, Goldman exited the turmoil better than most, repaying its TARP loan in June. Goldman stock was the number-one contributor to the fund’s performance this year.

Also in the financials sector, Bank of America is an example of a stock that we bought on dips during the year. The company’s setbacks were frequent and well publicized, from mortgage-related losses and the controversy over Merrill Lynch bonuses to the retirement of longtime CEO Ken Lewis. However, outside of Bank of America’s highly unlikely bankruptcy, the company’s stock held tremendous potential for a rebound. BofA is the largest deposit bank in the United States and, thanks to its acquisition of Merrill in September 2008, is also the world’s largest brokerage. After bottoming just north

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/09. See the previous page and pages 9–10 for additional fund performance information. Index descriptions can be found on page 12.

of $3 per share, the stock rebounded to nearly $15 per share by the end of October.

Outside of the financials sector, Wyndham Worldwide is a hotelier that surprised investors with the resilience of its business. And insurer Aflac delivered strong performance after investors realized certain hybrid securities it owned wouldn’t hinder the company’s profitability. The analysis of Aflac was a prime example of how equity analysts at Putnam can work with fixed-income analysts to gain investment insights across a company’s capital structure.

IN THE NEWS

It took over a year for the Dow Jones Industrial Average to return to the 10000-point level. In October 2009, the index reclaimed the threshold, capping off a seven-month rally during which the Dow bounced back more than 53%. Round numbers like 10000 have historically served as key psychological milestones. In 1966, the Dow first hit 1000, but spent the next 16 years trading mostly below that number. In 1999, when the Dow crossed 10000 for the first time, it just kept rising. While it is impossible to predict where the Dow will go from here, the 10000 mark, combined with persistently low interest rates on many traditional savings vehicles, might motivate some investors sitting in cash to jump back into the market, pushing stocks higher.

What were some stocks that didn’t work out as well?

The fund’s biggest detractor from performance during the year was Capital One, a company most often associated with its credit card division. As one of the nation’s more aggressive lenders, Capital One operates with a business model that is especially vulnerable to economic deceleration. The stock also suffered as reform-minded credit card legislation worked its way through Congress in the spring. The Credit Card Accountability, Responsibility, and Disclosure Act of 2009 will restrict many industry practices, reduce fees, and extend grace periods for consumers.

Another position that hurt the fund during the year was not owning a sufficient amount of pharmaceutical firm Wyeth. When Pfizer, which is owned by the fund, announced in January its intention to acquire Wyeth, the latter’s stock rose sharply on the news. That said, I believe the ultimate benefits of consolidation will accrue to Pfizer shareholders, including the fund. The merger was completed in October 2009.

Finally, Genworth Financial is an insurance company that was more exposed to the past year’s financial dislocation than other firms in that industry. I have since eliminated the fund’s position in favor of Aflac.

Top 10 holdings

HOLDING (percentage of fund's net assets)	SECTOR	INDUSTRY

Chevron Corp. (3.4%)	Energy	Oil and gas
Exxon Mobil Corp. (3.2%)	Energy	Oil and gas
Pfizer, Inc. (3.0%)	Health care	Pharmaceuticals
JPMorgan Chase & Co. (2.8%)	Financials	Banking
Bank of America Corp. (2.7%)	Financials	Banking
Wells Fargo & Co. (1.8%)	Financials	Banking
General Electric Co. (1.8%)	Conglomerates	Conglomerates
AT&T, Inc. (1.6%)	Communication services	Regional Bells
Occidental Petroleum Corp. (1.3%)	Energy	Oil and gas
Verizon Communications, Inc. (1.3%)	Communication services	Regional Bells

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 10/31/09. Short-term holdings are excluded. Holdings will vary over time.

Several of the fund’s largest holdings are oil-related companies. How has the rise in the price of oil affected their performance?

A rising oil price has certainly helped companies like Chevron and Occidental Petroleum. However, global economic activity is still sluggish and the price of oil today is less than half of its peak in 2008, when a barrel of crude sold for more than $150. In my view, the natural gas portion of these businesses is more compelling today. Natural gas historically has traded at a fraction of the price of oil. Putnam’s energy analysts believe that the current glut of natural gas will be short-lived and that natural gas companies — including Chevron and Occidental Petroleum — are positioned to benefit as a result.

Although the fund’s sector weights have remained fairly consistent in recent months, the fund’s allocation to technology has grown slightly. What’s your strategy there?

My overall investment approach is focused on stock picking rather than making sector bets, because I believe stock selection is where we at Putnam can use our analytical insights to add the most value. I have added to names in the technology sector because I believe it has been slow to respond to the nascent global economic recovery. In many cases — Apple Inc. comes to mind — these are companies that have a great deal of cash on hand that should support higher stock prices than the market is giving them. When I bought Apple this year at roughly $80 per share, the company had the equivalent of $30 per share worth of cash to deploy.

The fund’s quarterly dividend has declined during the course of the year. Can you explain?

For a variety of business and economic reasons, some of the fund’s dividend-paying stocks reduced their dividends this year. For example, Pfizer and General Electric, both large holdings for the fund, decreased their dividends by 50% and 68%, respectively. And I reduced the fund’s positions in certain other dividend-paying stocks as I pursued opportunities for stock appreciation. This combination of factors resulted in lower projected annual dividend income, and the fund’s class A share dividend was reduced accordingly from $0.052 per share in December to $0.022 per share at the end of September. Dividends for other share classes experienced similar decreases.

How do you see the portfolio’s positioning in view of the current economic and financial landscape?

I’m cautiously constructive on 2010. The stock market environment is a little riskier after the kind of rally we’ve seen in 2009. On the other hand, the global economy is just starting to move, which means earnings could continue to surprise on the upside. In the coming months, I expect to continue looking for attractive value situations relative to an industry group or market in trends that I believe fundamentally make sense for our shareholders.

Robert, thanks for your time and insights.

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

We are pleased to report that the fund benefited during the period as a result of two court-ordered settlement distributions made to eligible holders of Enron Corporation and Tyco International Ltd. common stock. Enron’s stock became worthless in 2001 when it was determined that the company had defrauded shareholders by conspiring to conceal losses and inflate profits. The company declared bankruptcy in December 2001, and its assets were later sold off to recoup creditors. Shareholders who purchased Enron stock between September 9, 1997, and December 2, 2001, were eligible to participate in the settlement. The fund received $27,206,693 in December 2008, due to the Enron settlement. The fund also received $34,822,029 ($1,624,825 of which was the result of its merger with Putnam Classic Equity Fund) from the Tyco settlement in March 2009.

Portfolio Manager Robert Ewing is Head of U.S. Large Cap Equities at Putnam. He has a B.S. in Finance and Economics from Boston College. A CFA charterholder, he joined Putnam in 2008 and has been in the investment industry since 1990.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2009, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/6/57)		(4/27/92)		(7/26/99)		(5/1/95)		(1/21/03)	(6/15/94)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average (life of fund)	10.84%	10.71%	9.83%	9.83%	10.01%	10.01%	10.11%	10.03%	10.56%	10.92%

10 years	–6.17	–11.58	–13.01	–13.01	–13.00	–13.00	–10.75	–13.87	–8.50	–3.87
Annual average	–0.63	–1.22	–1.38	–1.38	–1.38	–1.38	–1.13	–1.48	–0.88	–0.39

5 years	–9.52	–14.71	–12.88	–14.11	–12.86	–12.86	–11.76	–14.84	–10.63	–8.41
Annual average	–1.98	–3.13	–2.72	–3.00	–2.72	–2.72	–2.47	–3.16	–2.22	–1.74

3 years	–28.09	–32.24	–29.71	–31.25	–29.71	–29.71	–29.14	–31.61	–28.63	–27.57
Annual average	–10.41	–12.17	–11.09	–11.74	–11.09	–11.09	–10.85	–11.90	–10.63	–10.19

1 year	12.99	6.45	12.11	7.11	12.07	11.07	12.40	8.50	12.69	13.15

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

Recent performance benefited from receipt of Enron Corporation and Tyco International Ltd. class action settlements pertaining to investments made prior to 2002.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Change in the value of a $10,000 investment ($9,425 after sales charge) Cumulative total return from 10/31/99 to 10/31/09

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $8,699 and $8,700, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $8,613 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $9,150 and $9,613, respectively.

Comparative index returns For periods ended 10/31/09

		Lipper Large-Cap Value Funds
	Russell 1000 Value Index	category average†

Annual average (life of fund)	—*	—*

10 years	18.39%	16.80%
Annual average	1.70	1.43

5 years	–0.27	0.01
Annual average	–0.05	–0.05

3 years	–26.60	–23.35
Annual average	–9.79	–8.55

1 year	4.78	8.59

Index and Lipper results should be compared to fund performance at net asset value.

* The fund’s benchmark, the Russell 1000 Value Index, and the fund’s Lipper peer group were introduced on 12/31/78 and 12/31/59, respectively, which post-date the inception date of the fund’s class A shares.

† Over the 1-year, 3-year, 5-year, and 10-year periods ended 10/31/09, there were 534, 461, 389, and 180 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 10/31/09

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	4		4	4	4		4	4

Income	$0.2013		$0.1265	$0.1285	$0.1525		$0.1794	$0.2262

Capital gains	—		—	—	—		—	—

Return of capital	$0.0007		$0.0005	$0.0005	$0.0005		$0.0006	$0.0008

Total	$0.2020		$0.1270	$0.1290	$0.1530		$0.1800	$0.2270

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

10/31/08	$10.09	$10.71	$9.91	$10.05	$10.01	$10.37	$10.04	$10.12

10/31/09	11.15	11.83	10.95	11.10	11.06	11.46	11.09	11.17

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

Current dividend rate [1]	0.79%	0.74%	0.07%	0.07%	0.33%	0.31%	0.58%	1.04%

Current 30-day SEC yield [2]	N/A	0.80	0.08	0.08	N/A	0.33	0.59	1.11

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/6/57)		(4/27/92)		(7/26/99)		(5/1/95)		(1/21/03)	(6/15/94)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average (life of fund)	10.92%	10.80%	9.91%	9.91%	10.09%	10.09%	10.19%	10.11%	10.64%	11.00%

10 years	1.91	–3.95	–5.49	–5.49	–5.51	–5.51	–3.06	–6.45	–0.61	4.44
Annual average	0.19	–0.40	–0.56	–0.56	–0.57	–0.57	–0.31	–0.66	–0.06	0.44

5 years	–5.93	–11.33	–9.46	–10.74	–9.41	–9.41	–8.28	–11.51	–7.12	–4.78
Annual average	–1.22	–2.38	–1.97	–2.25	–1.96	–1.96	–1.71	–2.42	–1.47	–0.97

3 years	–23.72	–28.11	–25.44	–27.07	–25.42	–25.42	–24.87	–27.50	–24.31	–23.18
Annual average	–8.63	–10.42	–9.32	–9.99	–9.31	–9.31	–9.09	–10.16	–8.87	–8.41

1 year	–2.75	–8.36	–3.50	–8.25	–3.51	–4.46	–3.27	–6.62	–2.99	–2.57

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 10/31/08	1.00%	1.75%	1.75%	1.50%	1.25%	0.75%

Annualized expense ratio for the six-month period
ended 10/31/09 *	1.22%	1.97%	1.97%	1.72%	1.47%	0.97%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in The Putnam Fund for Growth and Income from May 1, 2009, to October 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000 *†	$6.83	$11.01	$11.00	$9.62	$8.22	$5.43

Ending value (after expenses)	$1,220.10	$1,216.50	$1,215.80	$1,218.10	$1,219.00	$1,221.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/09. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2009, use the following calculation method. To find the value of your investment on May 1, 2009, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000 *†	$6.21	$10.01	$10.01	$8.74	$7.48	$4.94

Ending value (after expenses)	$1,019.06	$1,015.27	$1,015.27	$1,016.53	$1,017.80	$1,020.32

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/09. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2009. In addition, at the Trustees’ September 11, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, a sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), to be effective February 28, 2010. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current assetlevels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers pending other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Consideration of strategic
pricing proposal

The Trustees considered that the Contract Committee had been engaged in a detailed review of Putnam Management’s strategic pricing proposal that was first presented to the Committee at its May 2009 meeting. The proposal included proposed changes to the basic structure of the management fees in place for all open-end funds (except the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund), including implementation of a breakpoint structure based on the aggregate net assets of all such funds in lieu of the individual breakpoint structures in place for each fund, as well as implementation of performance fees for certain funds. In addition, the proposal recommended substituting separate expense limitations on investor servicing fees and on other expenses as a group in lieu of the total expense limitations in place for many funds.

While the Contract Committee noted the likelihood that the Trustees and Putnam Management would reach agreement on the strategic pricing matters in later months, the terms of the management contracts required that the Trustees approve the continuance of the contracts in order to prevent their expiration at June 30, 2009. The Contract Committee’s recommendations in June reflect its conclusion that the terms of the contractual arrangements for your fund continued to be appropriate for the upcoming term, absent any possible agreement with respect to the matters addressed in Putnam Management’s proposal.

The Trustees were mindful of the signifi-cant changes that had occurred at Putnam Management in the past two years, including a change of ownership, the installation of a new senior management team at Putnam Management, the substantial decline in assets under management resulting from extraordinary market forces as well as continued net redemptions in many funds, the introduction of new fund products representing novel investment strategies and the introduction of performance fees for certain new funds. The Trustees were also mindful that many other leading firms in the industry had also been experiencing significant challenges due to the changing financial and competitive environment. For these reasons, even though the Trustees believed that the current contractual arrangements in place between the funds and Putnam Management and its affiliates have served shareholders well and continued to be appropriate for the near term, the Trustees believed that it was an appropriate time to reconsider the current structure of the funds’ contractual arrangements with Putnam Management with a view to possible changes that might better serve the interests of shareholders in this new environment. The Trustees concluded their review of Putnam Management’s strategic pricing proposal in July 2009, and their considerations regarding the proposal are discussed below under the heading “Subsequent approval of strategic pricing proposal.” With the exception of the discussion under this heading, the following discussion generally addresses only the Trustees’ reasons for recommending the continuance of the current contractual arrangements (and the new sub-management contract between Putnam Management and PIL, which the Trustees evaluated in large part based on their review of contractual arrangements in June 2009) as, at the time the Trustees determined to make this recommendation, the Trustees had not yet reached any conclusions with respect to the strategic pricing proposal.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund at that time but, as indicated above, based on their detailed review of the current fee structure, were prepared to consider possible changes to this arrangement that might better serve the interests of shareholders in the future. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 14th percentile in management fees and in the 28th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2008 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds).

The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees (as applicable) and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

The Trustees noted that the expense ratio increases described above were being controlled by expense limitations initially implemented in January 2004. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception and, while the Contract Committee was reviewing proposed alternative expense limitation arrangements as noted above, the Trustees received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2010, or such earlier time as the Trustees and Putnam Management reach agreement on alternative arrangements.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2009, or until such earlier time as the Trustees and Putnam Management reach agreement on alternative expense limitation arrangements, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation is applicable to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December31, 2007. This additional expense limitation was not applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time but, as noted above, were in the process of reviewing a proposal to eliminate individual fund breakpoints for all of the open-end funds (except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund) in

favor of a breakpoint structure based on the aggregate net assets of all such funds.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Large-Cap Value Funds) for the one-year, three-year and five-year periods ended March 31, 2009 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	35th

Three-year period	87th

Five-year period	91st

Over the one-year, three-year and five-year periods ended March 31, 2009, there were 589, 498 and 415 funds, respectively, in your fund’s Lipper peer group. Past performance is no guarantee of future results.

The Trustees noted the disappointing performance for certain funds, as well as certain circumstances that may have contributed to that performance and the actions taken by Putnam Management to address these funds’ performance. The Trustees also considered the four broad initiatives that Putnam Management has implemented to improve its investment approach, to reduce the likelihood of fourth quartile results, and to deliver on its long-term investment goals. Specifically, Putnam Management has:

1. Increased accountability and reduced complexity in the portfolio management process for the Putnam equity funds by replacing a team management structure with a decision-making process that vests full authority and responsibility with individual portfolio managers;

2. Clarified Putnam Management’s investment process by affirming a fundamental-driven approach to investing, with quantitative analysis providing additional input for investment decisions;

3. Strengthened Putnam Management’s large-cap equity research capability by adding multiple new investment personnel to the team and by bringing U.S. and international research under common leadership; and

4. Realigned compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

The Trustees noted the disappointing performance for your fund for the three-year and five-year periods ended March 31, 2009. In this regard, in addition to initiatives 1 through 4 described above, the Trustees considered that in November 2008, a new portfolio manager took over sole responsibility for managing the fund’s investments. The Trustees also noted the fund’s improved one-year performance for the period ended March 31, 2009.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar
allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of the investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which agreement provides benefits to an affiliate of Putnam Management. The Trustees considered that effective January 1, 2009, the Trustees, PSERV and Putnam Fiduciary Trust Company entered into a new fee schedule that includes for the open-end funds (other than funds of Putnam Variable Trust and Putnam Money Market Liquidity Fund) an expense limitation but, as noted above, also considered that this expense limitation is subject to review as part of the Trustees’ pending review of Putnam’s strategic pricing proposal.

In the case of your fund, the Trustees’ annual review of the fund’s management contract also included the review of the fund’s distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership, which contract and plans also provide benefits to an affiliate of Putnam Management.

Comparison of retail and
institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Subsequent approval of strategic
pricing proposal

As mentioned above, at a series of meetings beginning in May 2009 and ending on July 10, 2009, the Contract Committee and the Trustees engaged in a detailed review of Putnam Management’s strategic pricing proposal. Following this review, the Trustees of each fund, including all of the Independent Trustees, voted unanimously on July 10, 2009 to approve proposed management contracts reflecting the proposal, as modified based on discussions between the Independent Trustees and Putnam Management, for each fund. In considering the proposed contracts, the Independent Trustees focused largely on the specific proposed changes described below relating to management fees. They also took into account the factors that they considered in connection with their most recent annual approval on June 12, 2009 of the continuance of the funds’ current management contracts and the extensive materials that they had reviewed in connection with that approval process, as described above.

At a meeting held on November 19, 2009, shareholders approved the proposed management contract for your fund. Subject to shareholder approval of similar management contracts for substantially all of the other Putnam funds, the new management contract is expected to be implemented on January 1, 2010 (but no later than February 1, 2010).

• Considerations relating to Fund Family fee rate calculations. The Independent Trustees considered that the proposed management contracts would change the manner in which fund shareholders share in potential economies of scale associated with the management of the funds. Under the current management contracts, shareholders of a fund (other than Putnam Money Market Liquidity Fund and the Putnam RetirementReady® Funds) benefit from increased fund size through reductions in the effective management fee paid to Putnam

Management once the fund’s net assets exceed the first breakpoint in the fund’s fee schedule ($500 million for most funds). Conversely, in the case of funds with net assets above the level of the first breakpoint, the effective management fee increases as the fund’s average net assets decline below a breakpoint. These breakpoints are measured solely by the net assets of each individual fund and are not affected by possible growth (or decline) of net assets of other funds in the Fund Family. (“Fund Family” for purposes of this discussion refers to all open-end mutual funds sponsored by Putnam Management, except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund.) Under the proposed management contracts, potential economies of scale would be shared ratably among shareholders of all funds, regardless of their size. The management fees paid by a fund (and indirectly by shareholders) would no longer be affected by the growth (or decline) of assets of the particular fund, but rather would be affected solely by the growth (or decline) of the aggregate net assets of all funds in the Fund Family, regardless of whether the net assets of the particular fund are growing or declining.

The table below shows the proposed effective management fee rate for your fund, based on June 30, 2009 net assets of the Fund Family ($52.3 billion). This table also shows the effective management fee rate payable by your fund under its current management contract, based on the net assets of the fund as of June 30, 2009. Finally, this table shows the difference in the effective management fees, based on net assets as of June 30, 2009, between the proposed management contract and the current contract.

Name of Fund	Proposed Effective Contractual Rate	Current Effective Contractual Rate	Difference

The Putnam Fund for Growth and Income	0.492%	0.487%	0.005%

As shown in the foregoing table, based on June 30, 2009 net asset levels, the proposed management contract would provide for payment of a management fee rate that is slightly higher for your fund than the management fee rate payable under the current management contract. For a small number of funds, including your fund, the management fee rate would be slightly higher under the proposed contract at June 30, 2009 net asset levels, but by only immaterial amounts. Most funds, however, would experience a management fee reduction under the proposed management contracts. In the aggregate, the financial impact on Putnam Management of implementing this proposed change for all funds at June 30, 2009 net asset levels is a reduction in annual management fee revenue of approximately $24.0 million. (Putnam Management has already incurred a significant portion of this revenue reduction through the waiver of a portion of its current management fees for certain funds pending shareholder consideration of the proposed management contracts. Putnam is not obliged to continue such waivers beyond July 31, 2010 in the event that the proposed contracts are not approved by shareholders.) The Independent Trustees carefully considered the implications of this proposed change under a variety of economic circumstances. They considered the fact that at current asset levels the management fees paid by the funds under the proposed contract would be lower for almost all funds, and would not be materially higher for any fund. They considered the possibility that under some circumstances, the current management contract could result in a lower fee for a particular fund than the proposed management contract. Such circumstances might occur, for example, if the aggregate net assets of the Fund Family remain largely unchanged and the net assets of an individual fund grew substantially, or if the net assets of an individual fund remain largely unchanged and the aggregate net assets of the Fund Family declined substantially.

The Independent Trustees noted that future changes in the net assets of individual funds are inherently unpredictable and that experience has shown that funds often grow in size and decline in size over time depending on market conditions and the changing popularity of particular investment styles and asset classes. They noted that, while the aggregate net assets of the Fund Family have changed substantially over time, basing a management fee on the aggregate level of assets of the Fund Family would likely reduce fluctuations in costs paid by individual funds and lead to greater stability and predictability of fund operating costs over time.

The Independent Trustees considered that the proposed management contract would likely be advantageous for newly organized funds that have yet to attract significant assets and for funds in specialty asset classes that are unlikely to grow to a significant size. In each case, such funds would participate in the benefits of scale made possible by the aggregate size of the Fund Family to an extent that would not be possible based solely on their individual size.

The Independent Trustees also considered that for funds that have achieved or are likely to achieve considerable scale on their own, the proposed management contract could result in sharing of economies which might lead to slightly higher costs under some circumstances, but they noted that any such increases are immaterial at current asset levels and that over time such funds are likely to realize offsetting benefits from their opportunity to participate, both through the exchange privilege and through the Fund Family breakpoint fee structure, in the improved growth prospects of a diversified Fund Family able to offer competitively priced products.

The Independent Trustees noted that the implementation of the proposed management contracts would result in a reduction in aggregate fee revenues for Putnam Management at current asset levels. They also noted that applying various projections of growth equally to the aggregate net assets of the Fund Family and to the net assets of individual funds also showed revenue reductions for Putnam Management. They recognized, however, the possibility that under some scenarios Putnam Management might realize greater future revenues, with respect to certain funds, under the proposed contracts than under the current contracts, but considered such circumstances to be both less likely and inherently unpredictable.

The Independent Trustees considered the extent to which Putnam Management may realize economies of scale in connection with the management of the funds. In this regard, they considered the possibility that such economies of scale as may exist in the management of mutual funds may be associated more closely with the size of the aggregate assets of the mutual fund complex than with the size of any individual fund. In this regard the Independent Trustees considered the financial information provided to them by Putnam Management over a period of many years regarding the allocation of costs involved in calculating the profitability of its mutual fund business as a whole and the profitability of individual funds. The Independent Trustees noted that the methodologies for such cost allocations had been reviewed on a number of occasions in the past by independent financial consultants engaged by the Independent Trustees. The Independent Trustees noted that these methodologies support Putnam Management’s assertion that many of its operating costs and any associated economies of scale are related more to the aggregate net assets under management in various sectors of its business than to the size of individual funds. They noted that on a number of occasions in the past the Independent Trustees had separately considered the possibility of calculating management fees in whole or in part based on aggregate net assets of the Putnam funds.

The Independent Trustees considered the fact that the proposed contracts would result in a sharing among the affected funds of economies of scale that for the most part are now enjoyed by the larger funds, without materially increasing the current costs of any of the larger funds. They concluded that this sharing of economies among funds was appropriate in light of the diverse investment opportunities available to shareholders of all funds through the existence of the exchange privilege. They also considered that the proposed change in management fee structure would allow Putnam Management to introduce new investment products at more attractive pricing levels than may be currently be the case.

After considering all of the foregoing, the Independent Trustees concluded that the proposed calculation of management fees based on the aggregate net assets of the Fund Family represented a fair and reasonable means of sharing possible economies of scale among the shareholders of all funds.

• Considerations relating to addition of fee rate adjustments based on investment performance for certain funds. The Independent Trustees considered that Putnam’s proposal to add fee rate adjustments based on investment performance to the management contracts of certain funds reflected a desire by Putnam Management to align its fee revenues more closely with investment performance in the case of certain funds. They noted that Putnam Management already has a significant financial interest in achieving good performance results for the funds it manages. Putnam Management’s fees are based on the assets under its management (whether calculated on an individual fund or complex-wide basis). Good performance results in higher asset levels and therefore higher revenues to Putnam Management. Moreover, good performance also tends to attract additional investors to particular funds or the complex generally, also resulting in higher revenues. Nevertheless, the Independent Trustees concluded that adjusting management fees based on performance for certain selected funds could provide additional benefits toshareholders.

The Independent Trustees noted that Putnam Management proposed the addition of performance adjustments only for certain of the funds (performance adjustments were not proposed for your fund) and considered whether similar adjustments might be appropriate for other funds. In this regard, they considered Putnam Management’s belief that the addition of performance adjustments would be most appropriate for shareholders of U.S. growth funds, international equity funds and Putnam Global Equity Fund. They also considered Putnam Management’s view that it would continue to monitor whether performance fees would be appropriate for other funds. Accordingly, the Independent Trustees concluded that it would be desirable to gain further experience with the operation of performance adjustments for certain funds and the market’s receptivity to such fee structures before giving further consideration to whether similar performance adjustments would be appropriate for other funds as well.

• Considerations relating to standardization of payment terms. The proposed management contracts for all funds provide that management fees will be computed and paid monthly within 15 days after the end of each month. The current contracts of the funds contain quarterly computation and payment terms in some cases. These differences largely reflect practices in place at earlier times when many of the funds were first organized. Under the proposed contract, certain funds would make payments to Putnam Management earlier than they do under their current contract. This would reduce a fund’s opportunity to earn income on accrued but unpaid management fees by a small amount, but would not have a material effect on a fund’s operating costs.

The Independent Trustees considered the fact that standardizing the payment terms for all funds would involve an acceleration in the timing of payments to Putnam Management for some funds and a corresponding loss of a potential opportunity for such funds to earn income on accrued but unpaid management fees. The Independent Trustees did not view this change as having a material impact on shareholders of any fund. In this regard, the Independent Trustees noted that the proposed contracts conform to the payment terms included in management contracts for all Putnam funds organized in recent years and that standardizing payment terms across all funds would reduce administrative burdens for both the funds and Putnam Management.

• Considerations relating to comparisons with management fees and total expenses of competitive funds. As part of their evaluation of the proposed management contracts, the Independent Trustees also reviewed the general approach taken by Putnam Management and the Independent Trustees in recent years in imposing appropriate limits on total fund expenses. As part of the annual contract review process in recent years, Putnam Management agreed to waive fees as needed to limit total fund expenses to a maximum level equal to the average total expenses of comparable competitive funds in the mutual fund industry. In connection with its proposal to implement new management contracts, Putnam Management also proposed, and the Independent Trustees approved, certain changes in this approach that shift the focus from controlling total expenses to imposing separate limits on certain categories of expenses, as required. As a general matter, Putnam Management and the Independent Trustees concluded that management fees for the Putnam funds are competitive with the fees charged by comparable funds in the industry. Nevertheless, the Independent Trustees considered specific management fee waivers proposed to be implemented as of August 1, 2009 by Putnam Management with respect to the current management fees of certain funds, as well as projected reductions in management fees for almost all funds that would result under the proposed contracts. Putnam Management and the Independent Trustees also agreed to impose separate expense limitations of 37.5 basis points on the general category of shareholder servicing expenses and 20 basis points on the general category of other ordinary operating expenses. These new expense limitations, as well as the fee waivers, were implemented for all funds effective as of August 1, 2009, replacing the expense limitation referred to above.

These changes resulted in lower total expenses for many funds, but in the case of some funds total expenses increased after application of the new waivers and expense limitations (as compared with the results obtained using the expense limitation method previously in place). In this regard, the Independent Trustees considered the likelihood that total expenses for most of these funds would have increased in any event in the normal course under the previous expense limitation arrangement, as the reported total expense levels of many competitive funds increased in response to the major decline in asset values that began in September 2008. These new waivers and expense limitations will continue in effect until at least July 31, 2010 and will be re-evaluated by the Independent Trustees as part of the annual contract review process prior to their scheduled expiration. However, the management fee waivers referred to above would largely become permanent reductions in fees as a result of the implementation of the proposed management contracts.

Under these new expense limitation arrangements effective August 1, 2009, your fund is subject to expense limitations of 37.5 basis points on the category of shareholder servicing fees and 20 basis points on the general category of other ordinary operating expenses.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidenti-ality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2009, Putnam employees had approximately $303,000,000 and the Trustees had approximately $40,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings —from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semi-annual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
The Putnam Fund for Growth and Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Putnam Fund for Growth and Income (the “fund”) at October 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 10, 2009

The fund’s portfolio 10/31/09

COMMON STOCKS (97.7%)*	Shares	Value

Aerospace and defense (2.6%)
Goodrich Corp. S	338,100	$18,375,735

Lockheed Martin Corp.	482,300	33,177,417

Raytheon Co.	778,400	35,245,952

United Technologies Corp. S	671,900	41,288,255

		128,087,359
Airlines (0.2%)
UAL Corp. †	1,196,500	7,789,215

		7,789,215
Automotive (0.2%)
Ford Motor Co. † S	1,155,410	8,087,870

		8,087,870
Banking (10.7%)
Bank of America Corp.	9,141,114	133,277,442

Bank of New York Mellon Corp. (The) S	1,682,700	44,860,782

Citigroup, Inc.	3,217,921	13,161,297

JPMorgan Chase & Co.	3,312,082	138,345,665

PNC Financial Services Group, Inc. S	459,500	22,487,930

State Street Corp.	1,079,500	45,317,410

SunTrust Banks, Inc. S	1,198,975	22,912,412

U.S. Bancorp S	1,029,300	23,900,346

Wells Fargo & Co. S	3,355,579	92,345,534

		536,608,818
Beverage (0.7%)
Coca-Cola Co. (The) S	253,200	13,498,092

Coca-Cola Enterprises, Inc.	1,061,900	20,250,433

		33,748,525
Biotechnology (1.3%)
Amgen, Inc. †	940,100	50,511,573

Genzyme Corp. †	338,000	17,102,800

		67,614,373
Broadcasting (0.8%)
CBS Corp. Class B S	1,277,453	15,035,622

Liberty Media Corp. — Entertainment
Class A †	740,400	22,819,128

		37,854,750
Building materials (0.5%)
Masco Corp. S	736,000	8,648,000

Owens Corning, Inc. † S	776,300	17,163,993

		25,811,993
Cable television (2.3%)
Comcast Corp. Class A	760,500	11,027,250

DIRECTV Group, Inc. (The) † S	1,083,800	28,503,940

DISH Network Corp. Class A †	1,691,800	29,437,320

Time Warner Cable, Inc. S	1,200,880	47,362,707

		116,331,217
Chemicals (1.9%)
Dow Chemical Co. (The) S	1,966,500	46,173,420

E.I. du Pont de Nemours & Co. S	1,573,500	50,068,770

		96,242,190
Combined utilities (0.3%)
El Paso Corp.	1,672,400	16,406,244

		16,406,244
Commercial and consumer services (0.4%)
Alliance Data Systems Corp. † S	354,000	19,462,920

		19,462,920
Communications equipment (2.1%)
Cisco Systems, Inc. † S	1,997,857	45,651,032

Motorola, Inc. S	4,589,100	39,328,587

Nokia OYJ ADR (Finland) S	871,200	10,985,832

Qualcomm, Inc. S	243,600	10,087,476

		106,052,927

COMMON STOCKS (97.7%)* cont.	Shares	Value
Computers (2.6%)
Apple, Inc. † S	60,100	$11,328,850

EMC Corp. †	2,152,700	35,454,969

Hewlett-Packard Co. S	700,100	33,226,746

IBM Corp.	324,400	39,125,884

Lexmark International, Inc.
Class A † S	470,000	11,985,000

		131,121,449
Conglomerates (3.1%)
3M Co. S	182,445	13,422,479

General Electric Co. S	6,362,020	90,722,405

Honeywell International, Inc.	524,600	18,827,894

SPX Corp.	187,600	9,901,528

Tyco International, Ltd.	605,642	20,319,289

		153,193,595
Construction (0.2%)
Chicago Bridge & Iron Co., NV
(Netherlands)	528,000	9,931,680

		9,931,680
Consumer finance (0.5%)
American Express Co. S	469,300	16,350,412

Capital One Financial Corp.	289,200	10,584,720

		26,935,132
Consumer goods (2.0%)
Clorox Co.	237,666	14,076,957

Energizer Holdings, Inc. † S	223,800	13,622,706

Estee Lauder Cos., Inc. (The) Class A S	226,311	9,618,218

Kimberly-Clark Corp.	171,200	10,470,592

Newell Rubbermaid, Inc. S	674,100	9,781,191

Procter & Gamble Co. (The)	713,900	41,406,200

		98,975,864
Electric utilities (3.8%)
American Electric Power Co., Inc. S	1,003,848	30,336,287

Edison International	1,122,300	35,711,586

Entergy Corp. S	356,115	27,321,143

Exelon Corp.	401,023	18,832,040

Great Plains Energy, Inc. S	805,141	13,928,939

NV Energy, Inc.	1,293,000	14,817,780

PG&E Corp. S	1,163,200	47,563,248

		188,511,023
Electrical equipment (0.6%)
Emerson Electric Co.	784,600	29,618,650

		29,618,650
Electronics (1.1%)
Integrated Device Technology, Inc. †	1,474,741	8,671,477

Micron Technology, Inc. † S	1,615,300	10,967,887

Texas Instruments, Inc. S	1,518,300	35,604,135

		55,243,499
Energy (oil field) (2.2%)
Halliburton Co.	1,394,900	40,745,029

Schlumberger, Ltd.	446,000	27,741,200

Transocean, Ltd. (Switzerland) †	274,100	22,999,731

Weatherford International, Ltd.
(Switzerland) †	1,198,478	21,009,319

		112,495,279
Engineering and construction (0.3%)
Fluor Corp.	283,100	12,575,302

		12,575,302
Food (1.8%)
Campbell Soup Co.	240,400	7,632,700

General Mills, Inc. S	404,900	26,691,008

Kellogg Co. S	316,500	16,312,410

Kraft Foods, Inc. Class A	1,432,162	39,413,098

		90,049,216

COMMON STOCKS (97.7%)* cont.	Shares	Value

Health-care services (1.3%)
Aetna, Inc.	598,300	$15,573,749

AmerisourceBergen Corp.	226,600	5,019,190

Cardinal Health, Inc.	363,032	10,288,327

McKesson Corp.	86,300	5,068,399

Omnicare, Inc. S	312,800	6,778,376

WellPoint, Inc. †	490,900	22,954,484

		65,682,525
Homebuilding (0.7%)
D.R. Horton, Inc. S	892,800	9,785,088

M.D.C. Holdings, Inc.	46,046	1,502,021

Pulte Homes, Inc. S	1,433,007	12,911,393

Toll Brothers, Inc. † S	690,900	11,966,388

		36,164,890
Insurance (7.4%)
ACE, Ltd.	977,600	50,209,536

Aflac, Inc. S	1,306,500	54,206,685

Assured Guaranty, Ltd. (Bermuda)	899,600	14,915,368

Berkshire Hathaway, Inc. Class B †	7,972	26,172,076

Chubb Corp. (The)	515,775	25,025,403

Everest Re Group, Ltd. S	429,320	37,561,207

Hartford Financial Services
Group, Inc. (The)	881,700	21,619,284

Loews Corp.	535,200	17,715,120

Marsh & McLennan Cos., Inc. S	742,500	17,419,050

MetLife, Inc. S	606,200	20,628,986

Prudential Financial, Inc.	231,000	10,448,130

RenaissanceRe Holdings, Ltd.	203,800	10,699,500

Travelers Cos., Inc. (The)	1,044,200	51,990,718

XL Capital, Ltd. Class A	748,200	12,277,962

		370,889,025
Investment banking/Brokerage (1.9%)
Goldman Sachs Group, Inc. (The) S	337,293	57,397,150

Morgan Stanley S	1,197,400	38,460,488

		95,857,638
Lodging/Tourism (0.7%)
Marriott International, Inc. Class A S	288,361	7,226,327

Wyndham Worldwide Corp. S	1,757,080	29,958,214

		37,184,541
Machinery (0.7%)
Cummins, Inc.	263,000	11,324,780

Deere (John) & Co.	274,900	12,521,695

Parker-Hannifin Corp. S	165,700	8,775,472

		32,621,947
Media (2.8%)
Time Warner, Inc. S	1,805,500	54,381,660

Viacom, Inc. Class B † S	1,375,400	37,947,286

Walt Disney Co. (The) S	1,840,100	50,363,537

		142,692,483
Medical technology (3.6%)
Baxter International, Inc.	479,200	25,905,552

Boston Scientific Corp. †	3,731,087	30,296,426

Covidien PLC (Ireland)	577,767	24,335,546

Hospira, Inc. †	1,105,200	49,336,128

Medtronic, Inc.	826,000	29,488,200

St. Jude Medical, Inc. † S	603,100	20,553,648

		179,915,500
Metals (1.5%)
Alcoa, Inc. S	1,475,200	18,321,984

Freeport-McMoRan Copper & Gold, Inc.
Class B S	266,500	19,550,440

Nucor Corp.	438,000	17,454,300

COMMON STOCKS (97.7%)* cont.	Shares	Value
Metals cont.
Steel Dynamics, Inc.	1,123,500	$15,043,665

United States Steel Corp. S	211,766	7,303,809

		77,674,198
Oil and gas (13.3%)
Anadarko Petroleum Corp.	584,700	35,625,771

BP PLC ADR (United Kingdom) S	470,500	26,639,710

Chevron Corp.	2,221,100	170,002,994

ConocoPhillips	465,600	23,363,808

EOG Resources, Inc.	101,600	8,296,656

Exxon Mobil Corp. S	2,269,695	162,669,041

Marathon Oil Corp.	1,460,000	46,676,200

Newfield Exploration Co. † S	543,300	22,286,166

Nexen, Inc. (Canada)	1,120,500	24,057,135

Noble Energy, Inc. S	266,800	17,510,084

Occidental Petroleum Corp.	882,814	66,987,926

Total SA ADR (France) S	412,700	24,790,889

Valero Energy Corp. S	418,500	7,574,850

XTO Energy, Inc.	760,000	31,585,600

		668,066,830
Pharmaceuticals (6.0%)
Abbott Laboratories S	829,000	41,922,530

Eli Lilly & Co. S	205,700	6,995,857

Johnson & Johnson S	1,122,200	66,265,910

Merck & Co., Inc. S	408,700	12,641,091

Pfizer, Inc.	8,879,845	151,223,760

Schering-Plough Corp.	694,800	19,593,360

		298,642,508
Power producers (0.2%)
AES Corp. (The) †	919,100	12,012,637

		12,012,637
Publishing (0.3%)
Gannett Co., Inc. S	1,355,300	13,309,046

		13,309,046
Real estate (0.1%)
Simon Property Group, Inc. R	82,800	5,621,292

		5,621,292
Regional Bells (2.9%)
AT&T, Inc.	3,114,600	79,951,782

Verizon Communications, Inc. S	2,249,359	66,558,533

		146,510,315
Restaurants (0.6%)
McDonald’s Corp.	497,700	29,170,197

		29,170,197
Retail (5.8%)
CVS Caremark Corp.	1,274,600	44,993,380

GameStop Corp. Class A † S	289,000	7,019,810

Gap, Inc. (The)	959,800	20,482,132

Home Depot, Inc. (The) S	835,450	20,961,441

Kroger Co.	330,900	7,653,717

Lowe’s Cos., Inc.	1,275,500	24,961,535

Macy’s, Inc. S	1,661,400	29,190,798

Mead Johnson Nutrition Co. Class A S	121,600	5,112,064

Nordstrom, Inc. S	600,800	19,093,424

Staples, Inc. S	691,700	15,009,890

Supervalu, Inc. S	1,036,500	16,449,255

Target Corp.	286,100	13,855,823

TJX Cos., Inc. (The) S	463,100	17,296,785

Wal-Mart Stores, Inc.	821,400	40,807,152

Walgreen Co.	221,600	8,383,128

		291,270,334

COMMON STOCKS (97.7%)* cont.	Shares	Value

Schools (0.3%)
Apollo Group, Inc. Class A †	212,200	$12,116,620

DeVry, Inc. S	93,000	5,141,970

		17,258,590
Semiconductor (1.2%)
ASM Holding NV (NY Reg
Shares) (Netherlands)	499,200	13,448,448

Atmel Corp. †	4,536,700	16,876,524

Formfactor, Inc. †	829,887	14,099,780

KLA-Tencor Corp. S	359,900	11,700,349

Lam Research Corp. † S	176,300	5,944,836

		62,069,937
Software (2.1%)
Electronic Arts, Inc. †	804,200	14,668,608

Longtop Financial Technologies Ltd.
ADR (China) †	354,400	9,391,600

Microsoft Corp. S	2,360,000	65,442,800

Symantec Corp. † S	802,500	14,107,950

		103,610,958
Telecommunications (0.1%)
America Movil SAB de CV ADR Ser. L
(Mexico)	168,300	7,427,079

		7,427,079

COMMON STOCKS (97.7%)* cont.	Shares	Value

Tobacco (1.7%)
Altria Group, Inc.	1,388,300	$25,142,113

Lorillard, Inc.	475,700	36,971,404

Philip Morris International, Inc.	471,000	22,306,560

		84,420,077
Waste management (0.3%)
Waste Management, Inc. S	479,400	14,324,472

		14,324,472
Total common stocks (cost $4,323,715,932)		$4,901,146,109

CONVERTIBLE

PREFERRED STOCKS (0.2%)*	Shares	Value

Freeport-McMoRan Copper & Gold, Inc.
$6.75 cv. pfd.	103,543	$11,053,215

Total convertible preferred stocks (cost $8,136,197)		$11,053,215

INVESTMENT COMPANIES (0.2%)*	Shares	Value

KKR Private Equity Investors LP (Unit) †	986,043	$8,756,248

Total investment companies (cost $5,538,351)		$8,756,248

SHORT-TERM INVESTMENTS (21.7%)*	Principal amount/shares	Value

Short-term investments held as collateral for loaned securities with a yield of 0.35% and a due date
of November 2, 2009 [d]	$1,004,030,076	$1,004,010,554

Putnam Money Market Liquidity Fund [e]	86,205,675	86,205,675

Total short-term investments (cost $1,090,216,229)		$1,090,216,229

TOTAL INVESTMENTS

Total investments (cost $5,427,606,709)		$6,011,171,801

Key to holding’s abbreviations

ADR American Depository Receipts

* Percentages indicated are based on net assets of $5,017,999,372.

† Non-income-producing security.

d See Note 1 to the financial statements.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at October 31, 2009.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

In September 2006, Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) was issued. ASC 820 is effective for finan-cial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of ASC 820 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of October 31, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$183,848,068	$—	$—

Capital goods	217,227,730	—	—

Communication services	270,268,611	—	—

Conglomerates	153,193,595	—	—

Consumer cyclicals	529,247,283	—	—

Consumer staples	436,214,013	—	—

Energy	780,562,109	—	—

Financial	1,035,911,905	—	—

Health care	611,854,906	—	—

Technology	458,098,770	—	—

Transportation	7,789,215	—	—

Utilities and power	216,929,904	—	—

Total common stocks	4,901,146,109	—	—

Convertible preferred stocks	—	11,053,215	—

Investment companies	—	8,756,248	—

Short-term investments	86,205,675	1,004,010,554	—

Totals by level	$4,987,351,784	$1,023,820,017	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 10/31/09

ASSETS

Investment in securities, at value, including $942,235,692
of securities on loan (Note 1):
Unaffiliated issuers (identified cost $5,341,401,034)	$5,924,966,126
Affiliated issuers (identified cost $86,205,675) (Note 6)	86,205,675

Dividends, interest and other receivables	7,019,378

Receivable for shares of the fund sold	1,171,135

Receivable for investments sold	86,618,366

Total assets	6,105,980,680

LIABILITIES

Payable for investments purchased	65,460,227

Payable for shares of the fund repurchased	6,079,895

Payable for compensation of Manager (Note 2)	6,294,221

Payable for investor servicing fees (Note 2)	1,633,667

Payable for custodian fees (Note 2)	16,722

Payable for Trustee compensation and expenses (Note 2)	1,507,204

Payable for administrative services (Note 2)	33,579

Payable for distribution fees (Note 2)	1,287,524

Collateral on securities loaned, at value (Note 1)	1,004,010,554

Other accrued expenses	1,657,715

Total liabilities	1,087,981,308

Net assets	$5,017,999,372

REPRESENTED BY

Paid-in capital (Unlimited shares authorized)
(Notes 1, 4 and 9)	$7,838,091,676

Accumulated net realized loss on investments
(Notes 1 and 9)	(3,403,657,396)

Net unrealized appreciation of investments (Note 9)	583,565,092

Total — Representing net assets applicable to
capital shares outstanding	$5,017,999,372

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per
class A share ($4,631,517,171 divided by 415,524,117 shares)	$11.15

Offering price per class A share (100/94.25 of $11.15)*	$11.83

Net asset value and offering price per
class B share ($226,198,021 divided by 20,666,091 shares)**	$10.95

Net asset value and offering price per
class C share ($37,308,582 divided by 3,360,753 shares)**	$11.10

Net asset value and redemption price per
class M share ($39,680,654 divided by 3,589,164 shares)	$11.06

Offering price per class M share (100/96.50 of $11.06)*	$11.46

Net asset value, offering price and redemption price per
class R share ($3,579,099 divided by 322,793 shares)	$11.09

Net asset value, offering price and redemption price per
class Y share ($79,715,845 divided by 7,136,471 shares)	$11.17

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 10/31/09

INVESTMENT INCOME

Dividends (net of foreign tax of $436,787)	$127,855,387

Interest (including interest income of $118,505
from investments in affiliated issuers) (Note 6)	1,603,304

Securities lending	1,422,296

Total investment income	130,880,987

EXPENSES

Compensation of Manager (Note 2)	23,197,989

Investor servicing fees (Note 2)	19,956,549

Custodian fees (Note 2)	41,013

Trustee compensation and expenses (Note 2)	290,774

Administrative services (Note 2)	176,922

Distribution fees — Class A (Note 2)	10,620,166

Distribution fees — Class B (Note 2)	2,439,479

Distribution fees — Class C (Note 2)	342,416

Distribution fees — Class M (Note 2)	275,383

Distribution fees — Class R (Note 2)	15,063

Other	2,811,156

Fees waived and reimbursed by Manager (Note 2)	(880,759)

Total expenses	59,286,151

Expense reduction (Note 2)	(291,615)

Net expenses	58,994,536

Net investment income	71,886,451

Net realized loss on investments (Notes 1 and 3)	(1,479,900,173)

Net unrealized appreciation of investments during the year	1,876,213,983

Net gain on investments	396,313,810

Net increase in net assets resulting from operations	$468,200,261

Statement of changes in net assets

DECREASE IN NET ASSETS
	Year ended	Year ended
	10/31/09	10/31/08

Operations:

Net investment income	$71,886,451	$155,487,974

Net realized loss on investments	(1,479,900,173)	(1,704,560,436)

Net unrealized appreciation
(depreciation) of investments	1,876,213,983	(3,012,557,496)

Net increase (decrease) in net assets
resulting from operations	468,200,261	(4,561,629,958)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(90,145,820)	(163,102,562)

Class B	(3,663,949)	(8,211,042)

Class C	(453,407)	(771,324)

Class M	(562,791)	(998,074)

Class R	(54,302)	(71,627)

Class Y	(5,391,607)	(22,257,960)

Net realized short-term gain on investments

Class A	—	(561,897,077)

Class B	—	(50,588,180)

Class C	—	(4,369,176)

Class M	—	(4,741,611)

Class R	—	(234,133)

Class Y	—	(61,554,945)

From net realized long-term gain on investments

Class A	—	(933,139,763)

Class B	—	(84,018,033)

Class C	—	(7,256,232)

Class M	—	(7,874,171)

Class R	—	(388,797)

Class Y	—	(102,217,128)

From return of capital

Class A	(323,833)	—

Class B	(13,162)	—

Class C	(1,629)	—

Class M	(2,022)	—

Class R	(195)	—

Class Y	(19,368)	—

Increase in capital from settlement payments	36,043	—

Redemption fees (Note 1)	4,752	8,377

Decrease from capital share transactions
(Notes 4 and 9)	(1,154,002,468)	(942,803,282)

Total decrease in net assets	(786,393,497)	(7,518,116,698)

NET ASSETS

Beginning of period	5,804,392,869	13,322,509,567

End of year (including undistributed
net investment income of $— and
$28,352,814, respectively)	$5,017,999,372	$5,804,392,869

The accompanying notes are an integral part of these financial statements.

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Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:								RATIOS AND SUPPLEMENTAL DATA:

												Total		Ratio	Ratio ofnet
			Net realized and	Total from	From net	From net					Net asset	return	Net assets,	ofexpenses	investment income
	Net asset value,	Net investment	unrealized gain (loss)	investment	investment	realized gain on	From return	Total	Redemption	Non-recurring	value, endof	atnet asset	endof period	toaverage	(loss) toaverage	Portfolio
Period ended	beginning ofperiod	income (loss) [a]	on investments	operations	income	investments	ofcapital	distributions	fees [e]	reimbursements	period	value (%) [b]	(inthousands)	netassets (%) [c,d]	netassets (%) [d]	turnover (%)

Class A
October 31, 2009	$10.09	.15	1.11 h,i	1.26	(.20)	—	— e	(.20)	—	—e,j	$11.15	12.99 h,i	$4,631,517	1.21	1.52	57.42
October 31, 2008	20.26	.24	(7.27)	(7.03)	(.31)	(2.83)	—	(3.14)	—	—	10.09	(40.22)	4,754,294	1.00	1.71	34.50
October 31, 2007	21.72	.23	1.09	1.32	(.20)	(2.58)	—	(2.78)	—	—	20.26	6.47	10,937,114.92		1.14	57.06
October 31, 2006	19.42	.25 g	2.69	2.94	(.24)	(.40)	—	(.64)	—	—	21.72	15.46g	11,854,129	.87 g	1.25 g	76.75
October 31, 2005	18.07	.24 f	1.38	1.62	(.24)	(.03)	—	(.27)	—	—	19.42	8.96f	11,616,127.89		1.26 f	52.80

Class B
October 31, 2009	$9.91	.08	1.09 h,i	1.17	(.13)	—	— e	(.13)	—	—e,j	$10.95	12.11 h,i	$226,198	1.96	.85	57.42
October 31, 2008	19.94	.13	(7.14)	(7.01)	(.19)	(2.83)	—	(3.02)	—	—	9.91	(40.68)	319,813	1.75	.96	34.50
October 31, 2007	21.40	.08	1.07	1.15	(.03)	(2.58)	—	(2.61)	—	—	19.94	5.68	1,020,630	1.67	.40	57.06
October 31, 2006	19.13	.11 g	2.63	2.74	(.07)	(.40)	—	(.47)	—	—	21.40	14.61g	1,624,208	1.62 g	.56 g	76.75
October 31, 2005	17.80	.10 f	1.35	1.45	(.09)	(.03)	—	(.12)	—	—	19.13	8.15f	2,427,671	1.64	.55 f	52.80

Class C
October 31, 2009	$10.05	.07	1.11 h,i	1.18	(.13)	—	— e	(.13)	—	—e,j	$11.10	12.07 h,i	$37,309	1.96	.76	57.42
October 31, 2008	20.17	.13	(7.23)	(7.10)	(.19)	(2.83)	—	(3.02)	—	—	10.05	(40.64)	36,166	1.75	.96	34.50
October 31, 2007	21.63	.08	1.08	1.16	(.04)	(2.58)	—	(2.62)	—	—	20.17	5.66	85,618	1.67	.39	57.06
October 31, 2006	19.34	.10 g	2.67	2.77	(.08)	(.40)	—	(.48)	—	—	21.63	14.60g	94,553	1.62 g	.51 g	76.75
October 31, 2005	17.99	.10 f	1.37	1.47	(.09)	(.03)	—	(.12)	—	—	19.34	8.18f	97,924	1.64	.52 f	52.80

Class M
October 31, 2009	$10.01	.10	1.10 h,i	1.20	(.15)	—	— e	(.15)	—	—e,j	$11.06	12.40 h,i	$39,681	1.71	1.00	57.42
October 31, 2008	20.11	.17	(7.21)	(7.04)	(.23)	(2.83)	—	(3.06)	—	—	10.01	(40.50)	36,633	1.50	1.21	34.50
October 31, 2007	21.57	.13	1.08	1.21	(.09)	(2.58)	—	(2.67)	—	—	20.11	5.95	92,307	1.42	.64	57.06
October 31, 2006	19.29	.16 g	2.65	2.81	(.13)	(.40)	—	(.53)	—	—	21.57	14.86g	108,911	1.37 g	.77 g	76.75
October 31, 2005	17.95	.15 f	1.36	1.51	(.14)	(.03)	—	(.17)	—	—	19.29	8.41f	123,425	1.39	.78 f	52.80

Class R
October 31, 2009	$10.04	.12	1.11 h,i	1.23	(.18)	—	— e	(.18)	—	—e,j	$11.09	12.69 h,i	$3,579	1.46	1.21	57.42
October 31, 2008	20.19	.20	(7.24)	(7.04)	(.28)	(2.83)	—	(3.11)	—	—	10.04	(40.38)	2,905	1.25	1.44	34.50
October 31, 2007	21.65	.18	1.09	1.27	(.15)	(2.58)	—	(2.73)	—	—	20.19	6.23	1,717	1.17	.87	57.06
October 31, 2006	19.36	.19 g	2.69	2.88	(.19)	(.40)	—	(.59)	—	—	21.65	15.20g	1,278	1.12 g	.93 g	76.75
October 31, 2005	18.03	.17 f	1.40	1.57	(.21)	(.03)	—	(.24)	—	—	19.36	8.70f	729	1.14	.90 f	52.80

Class Y
October 31, 2009	$10.12	.20	1.08 h,i	1.28	(.23)	—	— e	(.23)	—	—e,j	$11.17	13.15 h,i	$79,716.96		2.37	57.42
October 31, 2008	20.31	.27	(7.28)	(7.01)	(.35)	(2.83)	—	(3.18)	—	—	10.12	(40.06)	654,582.75		1.96	34.50
October 31, 2007	21.76	.29	1.09	1.38	(.25)	(2.58)	—	(2.83)	—	—	20.31	6.78	1,185,123.67		1.39	57.06
October 31, 2006	19.46	.31 g	2.68	2.99	(.29)	(.40)	—	(.69)	—	—	21.76	15.72g	1,318,906	.62 g	1.51 g	76.75
October 31, 2005	18.10	.30 f	1.38	1.68	(.29)	(.03)	—	(.32)	—	—	19.46	9.28f	1,323,254.64		1.54 f	52.80

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to October 31, 2009, certain fund expenses were waived in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/ or waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 6):

Percentage of average net assets

October 31, 2009	0.02%

October 31, 2008	< 0.01

October 31, 2007	< 0.01

October 31, 2006	< 0.01

October 31, 2005	< 0.01

e Amount represents less than $0.01 per share

f Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.03% of average net assets.

g Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.03% of average net assets for the period ended October 31, 2006.

h Reflects a non-recurring litigation payment received by the fund from Enron Corporation which amounted to $0.05 per share outstanding on December 29, 2008. This payment resulted in an increase to total returns of 0.51% for the year ended October 31, 2009.

i Reflects a non-recurring litigation payment received by the fund from Tyco International, Ltd. which amounted to $0.07 per share outstanding on March 13, 2009. This payment resulted in an increase to total returns of 0.71% for the year ended October 31, 2009.

j Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear Stearns & Co., Inc. and Bear Stearns Securities Corp., which amounted to less than $0.01 per share outstanding as of May 21, 2009.

The accompanying notes are an integral part of these financial statements.

30	31

Notes to financial statements 10/31/09

Note 1: Significant accounting policies

The Putnam Fund for Growth and Income (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital growth and current income by investing primarily in a portfolio of common stocks that offer the potential for capital growth, current income or both.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identi-fied in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued, December 10, 2009, have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At October 31, 2009, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the year ended October 31, 2009 the transaction volume of purchased options contracts was minimal. For the year ended October 31, 2009, the fund did not have any activity on written options contracts nor futures contracts.

F) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

G) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At October 31, 2009, the value of securities loaned amounted to $942,235,692. The fund received cash collateral of $1,004,010,554 which is pooled with collateral of other Putnam funds into a single broker cash account covered under the FDIC Temporary Liquidity Guarantee Program.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of ASC 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At October 31, 2009, the fund had a capital loss carryover of $3,244,395,156 available to the extent allowed by the Code to offset future net capital gain, if any. This amount includes $125,896,419 of capital loss carryover acquired in connection with the acquisition of Putnam Classic Equity Fund, but does not include $80,274,993 of additional capital loss carryover acquired in connection with the acquisition, which the fund will be unable to use due to limitations imposed by the Code. The amounts of the combined carryovers and the expiration dates are:

Loss Carryover	Expiration

$ 97,434,236	October 31, 2015

1,682,349,172	October 31, 2016

1,464,611,748	October 31, 2017

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions and recognized built in losses acquired from the Classic Equity Fund merger. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 2009, the fund reclassified $208,018 to decrease distributions in excess of net investment income and $80,483,009 to decrease paid-in-capital, with a decrease to accumulated net realized loss of $80,274,991.

The tax basis components of distributable earnings and the federal tax cost as of October 31, 2009 were as follows:

Unrealized appreciation	$791,514,646
Unrealized depreciation	(367,211,794)

Net unrealized appreciation	424,302,852
Capital loss carryforward	(3,244,395,156)

Cost for federal income tax purposes	$5,586,868,949

Note 2: Management fee, administrative services and
other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $5 billion, 0.37% of the next $5 billion, 0.36% of the next $5 billion, 0.35% of the next $5 billion, 0.34% of the next $5 billion, 0.33% of the next $8.5 billion and 0.32% thereafter.

Putnam Management had agreed to waive fees and reimburse expenses of the fund through July 31, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper, Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. During the year ended October 31, 2009, the fund’s expenses were reduced by $880,759 as a result of this limit.

Effective August 1, 2009 through July 31, 2010, Putnam Management has also contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the year ended October 31, 2009, the fund’s expenses were not reduced as a result of this limit.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Prior to December 31, 2008, these services were provided by Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management. Putnam Investor Services, Inc. and Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the year ended October 31, 2009 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/ service arrangements. For the year ended October 31, 2009, the fund’s expenses were reduced by $28,725 under the expense offset arrangements and by $262,890 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $3,881, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended October 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $196,379 and $1,911 from the sale of class A and class M shares, respectively, and received $239,001 and $2,048 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended October 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received $18,988 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended October 31, 2009, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $2,738,557,935 and $4,160,150,301, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At October 31, 2009, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 10/31/09		Year ended 10/31/08

Class A	Shares	Amount	Shares	Amount

Shares sold	20,488,512	$197,581,735	24,230,642	$351,702,050

Shares issued in
connection with
reinvestment of
distributions	9,156,295	82,754,518	97,632,725	1,547,063,799

Shares issued in
connection with
the merger of
Putnam Classic
Equity Fund	25,535,070	229,631,796	—	—

	55,179,877	509,968,049	121,863,367	1,898,765,849

Shares
repurchased	(110,690,078)	(1,023,585,684)	(190,686,712)	(2,689,994,334)

Net decrease	(55,510,201)	$ (513,617,635)	(68,823,345)	$(791,228,485)

	Year ended 10/31/09		Year ended 10/31/08

Class B	Shares	Amount	Shares	Amount

Shares sold	1,518,592	$14,076,664	1,811,677	$25,216,220

Shares issued in
connection with
reinvestment of
distributions	408,005	3,551,105	8,752,110	137,001,801

Shares issued in
connection with
the merger of
Putnam Classic
Equity Fund	1,966,764	17,387,567	—	—

	3,893,361	35,015,336	10,563,787	162,218,021

Shares
repurchased	(15,489,381)	(141,563,304)	(29,483,985)	(417,228,646)

Net decrease	(11,596,020)	$(106,547,968)	(18,920,198)	$(255,010,625)

	Year ended 10/31/09		Year ended 10/31/08

Class C	Shares	Amount	Shares	Amount

Shares sold	278,158	$2,635,288	390,840	$5,550,324

Shares issued in
connection with
reinvestment of
distributions	46,586	410,829	715,435	11,347,364

Shares issued in
connection with
the merger of
Putnam Classic
Equity Fund	529,146	4,743,684	—	—

	853,890	7,789,801	1,106,275	16,897,688

Shares
repurchased	(1,091,398)	(10,084,834)	(1,751,854)	(24,832,757)

Net decrease	(237,508)	$(2,295,033)	(645,579)	$(7,935,069)

	Year ended 10/31/09		Year ended 10/31/08

Class M	Shares	Amount	Shares	Amount

Shares sold	182,008	$1,697,179	239,097	$3,329,494

Shares issued in
connection with
reinvestment of
distributions	60,545	536,233	834,676	13,171,546

Shares issued in
connection with
the merger of
Putnam Classic
Equity Fund	1,038,002	9,264,376	—	—

	1,280,555	11,497,788	1,073,773	16,501,040

Shares
repurchased	(1,350,902)	(12,245,496)	(2,003,669)	(27,913,790)

Net decrease	(70,347)	$(747,708)	(929,896)	$(11,412,750)

	Year ended 10/31/09		Year ended 10/31/08

Class R	Shares	Amount	Shares	Amount

Shares sold	91,765	$844,353	307,129	$4,970,878

Shares issued in
connection with
reinvestment of
distributions	6,058	54,470	44,030	693,648

Shares issued in
connection with
the merger of
Putnam Classic
Equity Fund	1,890	16,913	—	—

	99,713	915,736	351,159	5,664,526

Shares
repurchased	(66,175)	(623,011)	(146,970)	(1,928,583)

Net increase	33,538	$292,725	204,189	$3,735,943

	Year ended 10/31/09		Year ended 10/31/08

Class Y	Shares	Amount	Shares	Amount

Shares sold	4,597,378	$42,251,173	18,601,502	$258,011,100

Shares issued in
connection with
reinvestment of
distributions	603,015	5,405,640	11,754,293	186,023,687

Shares issued in
connection with
the merger of
Putnam Classic
Equity Fund	276,772	2,494,381	—	—

	5,477,165	50,151,194	30,355,795	444,034,787

Shares
repurchased	(63,027,570)	(581,238,043)	(24,029,121)	(324,987,083)

Net increase
(decrease)	(57,550,405)	$(531,086,849)	6,326,674	$119,047,704

Note 5: Summary of derivative activity

As of October 31, 2009, the fund did not hold any derivative instruments.

The following is a summary of realized gains or losses of derivative instruments on the Statement of operations for the year ended October 31, 2009 (see Note 1):

Derivatives not accounted for as hedging
instruments under ASC 815	Options	Total

Equity contracts	$(257,333)	$(257,333)

Total	$(257,333)	$(257,333)

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $118,505 for the year ended October 31, 2009. During the year ended October 31, 2009, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $639,873,138 and $553,667,463, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: Other

At a meeting held on November 19, 2009, shareholders approved a new management contract for your fund. Subject to shareholder approval of similar management contracts for substantially all of the other Putnam funds, the new management contract is expected to be implemented on January 1, 2010 (but no later than February 1, 2010). Under the new management contract, management fee breakpoints would be determined by reference to the assets of all of the open-end Putnam funds, rather than only the assets of the fund.

Note 9: Acquisition of Putnam Classic Equity Fund

On December 26, 2008, the fund issued 25,535,070, 1,966,764, 529,146, 1,038,002, 1,890, and 276,772 class A, class B, class C, class M, class R and class Y shares, respectively, for 28,354,626, 2,136,827, 582,583, 1,143,728, 2,091, and 308,535 class A, class B, class C, class M, class R and class Y shares respectively, of Putnam Classic Equity Fund to acquire that fund’s net assets in a tax-free exchange approved by the Trustees. The net assets of the fund and Putnam Classic Equity Fund on December 26, 2008, were $4,646,795,617 and $263,538,717, respectively. On December 26, 2008, Putnam Classic Equity Fund had distributions in excess of net investment income of $175,407, accumulated net realized loss of $158,000,178 and unrealized depreciation of $69,873,107. The aggregate net assets of the fund immediately following the acquisition were $4,910,334,334.

Information presented in the Statement of operations and changes in net assets reflect only the operations of the Putnam Fund for Growth and Income.

The Putnam Classic Equity Fund’s November 30, 2008 shareholder report is available upon request.

Note 10: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (unaudited)

The fund designated 100% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended October 31, 2009, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the tax year ended October 31, 2009, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $18,043,565 of distributions paid as qualifying to be taxed as interest-related dividends, and no amount to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 you receive in January 2010 will show the tax status of all distributions paid to your account in calendar 2009.

About the Trustees

Ravi Akhoury

Born 1947, Trustee since 2009

Mr. Akhoury serves as Advisor to New York Life Insurance Company. He is also a Director of Jacob Ballas Capital India (a non-banking finance company focused on private equity advisory services) and is a member of its Compensation Committee. He also serves as a Trustee of American India Foundation and of the Rubin Museum.

Previously, Mr. Akhoury was a Director and on the Compensation Committee of MaxIndia/New York Life Insurance Company in India. He was also Vice President and Investment Policy Committee Member of Fischer, Francis, Trees and Watts (a fixed-income portfolio management firm). He has also served on the Board of Bharti Telecom (an Indian telecommunications company), serving as a member of its Audit and Compensation committees, and as a member of the Audit Committee on the Board of Thompson Press (a publishing company). From 1992 to 2007, he was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Mr. Akhoury graduated from the Indian Institute of Technology with a B.S. in Engineering and obtained an M.S. in Quantitative Methods from SUNY at Stony Brook.

Jameson A. Baxter

Born 1943, Trustee since 1994 and
Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards), and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees of Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis

Born 1940, Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the National Petroleum Council. He also serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University.

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He was a founding member of the law firm of Van Ness Feldman. Mr. Curtis served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

Robert J. Darretta

Born 1946, Trustee since 2007

Mr. Darretta serves as Director of United-Health Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker

Born 1948, Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company).

Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

John A. Hill

Born 1942, Trustee since 1985 and
Chairman since 2000

Mr. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 31 companies with annual revenues in excess of $15 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he serves as Chairman and also chairs the Investment Committee. He is also a member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Born and raised in Midland, Texas, he received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow

Born 1947, Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies —serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M.Phil. from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan

Born 1938, Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation and of Centre College. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of the University of Notre Dame, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.A. from Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler

Born 1949, Trustee since 2006

Mr. Leibler is a founder and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New

England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated with a degree in Economics from Syracuse University.

Robert E. Patterson

Born 1945, Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of the Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III

Born 1951, Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisors, LLC (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School, a Trustee of Epiphany School, and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since July 2009

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, a member of Putnam Investments’ Executive Board of Directors, and President of the Putnam Funds. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute, Lahey Clinic, and Initiative for a Competitive Inner City in Boston. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness.

Mr. Reynolds received a B.S. in Business Administration/Finance from West Virginia University.

W. Thomas Stephens

Born 1942, Trustee since 2009

Mr. Stephens retired as Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company) in December 2008.

Mr. Stephens is a Director of TransCanada Pipelines, Ltd. (an energy infrastructure company). From 1997 to 2008, Mr. Stephens served as a Trustee on the Board of the Putnam Funds, which he rejoined as a Trustee in 2009. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley

Born 1945, Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2009, there were over 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	James P. Pappas (Born 1953)	Wanda M. McManus (Born 1947)
Executive Vice President, Principal	Vice President	Vice President, Senior Associate
Executive Officer, Associate Treasurer,	Since 2004	Treasurer and Assistant Clerk
and Compliance Liaison	Managing Director, Putnam Investments	Since 2005
Since 1989	and Putnam Management
Nancy E. Florek (Born 1957)
Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)	Vice President, Assistant Clerk,
Senior Vice President and Treasurer	Vice President and Chief Legal Officer	Assistant Treasurer and Proxy Manager
Since 2004	Since 2004	Since 2005
Senior Managing Director, Putnam
Steven D. Krichmar (Born 1958)	Investments, Putnam Management and
Vice President and	Putnam Retail Management
Principal Financial Officer
Since 2002	Robert R. Leveille (Born 1969)
Senior Managing Director,	Vice President and
Putnam Investments	Chief Compliance Officer
Since 2007
Janet C. Smith (Born 1965)	Managing Director, Putnam Investments,
Vice President, Principal Accounting	Putnam Management, and Putnam
Officer and Assistant Treasurer	Retail Management
Since 2007
Managing Director, Putnam Investments	Mark C. Trenchard (Born 1962)
and Putnam Management	Vice President and
BSA Compliance Officer
Susan G. Malloy (Born 1957)	Since 2002
Vice President and Assistant Treasurer	Managing Director, Putnam Investments
Since 2007
Managing Director, Putnam Investments	Judith Cohen (Born 1945)
Vice President,
Beth S. Mazor (Born 1958)	Clerk and Assistant Treasurer
Vice President	Since 1993
Since 2002
Managing Director, Putnam Investments

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth
Growth Opportunities Fund
International New Opportunities Fund*
New Opportunities Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend
Asia Pacific Equity Fund*
Capital Opportunities Fund*
Capital Spectrum Fund‡
Emerging Markets Equity Fund*
Equity Spectrum Fund‡
Europe Equity Fund*
Global Equity Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund

Value
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
Small Cap Value Fund*

Income
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

Tax-free income
AMT-Free Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Absolute Return
Absolute Return 100 Fund
Absolute Return 300 Fund
Absolute Return 500 Fund
Absolute Return 700 Fund

Global Sector*
Global Consumer Fund
Global Energy Fund
Global Financials Fund
Global Health Care Fund**
Global Industrials Fund
Global Natural Resources Fund
Global Technology Fund
Global Telecommunications Fund
Global Utilities Fund††

Asset allocation
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady®
Putnam RetirementReady Funds — 10 investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

‡ A 1% redemption fee on total assets redeemed or exchanged within 30 days of purchase may be imposed for all share classes of these funds.

** Prior to January 2, 2009, the fund was known as Putnam Health Sciences Trust.

†† Prior to January 2, 2009, the fund was known as Putnam Utilities Growth and Income Fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Officers	Judith Cohen
Putnam Investment	Robert L. Reynolds	Vice President, Clerk and
Management, LLC	President	Assistant Treasurer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Wanda M. McManus
	Executive Vice President, Principal	Vice President, Senior Associate Treasurer
Marketing Services	Executive Officer, Associate Treasurer	and Assistant Clerk
Putnam Retail Management	and Compliance Liaison
One Post Office Square		Nancy E. Florek
Boston, MA 02109	Jonathan S. Horwitz	Vice President, Assistant Clerk,
	Senior Vice President and Treasurer	Assistant Treasurer and Proxy Manager
Custodian
State Street Bank and Trust Company	Steven D. Krichmar
Vice President and Principal
Legal Counsel	Financial Officer
Ropes & Gray LLP
Janet C. Smith
Independent Registered Public	Vice President, Principal Accounting
Accounting Firm	Officer and Assistant Treasurer
PricewaterhouseCoopers LLP
Susan G. Malloy
Trustees	Vice President and Assistant Treasurer
John A. Hill, Chairman
Jameson A. Baxter, Vice Chairman	Beth S. Mazor
Ravi Akhoury	Vice President
Charles B. Curtis
Robert J. Darretta	James P. Pappas
Myra R. Drucker	Vice President
Paul L. Joskow
Elizabeth T. Kennan	Francis J. McNamara, III
Kenneth R. Leibler	Vice President and Chief Legal Officer
Robert E. Patterson
George Putnam, III	Robert R. Leveille
Robert L. Reynolds	Vice President and Chief
W. Thomas Stephens	Compliance Officer
Richard B. Worley
Mark C. Trenchard
Vice President and BSA Compliance Officer

This report is for the information of shareholders of The Putnam Fund for Growth and Income. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Forwarding service requested

AN022 258890 12/09

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Mr. Stephens qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

October 31, 2009	$319,215	$--	$8,812	$10,520*
October 31, 2008	$309,209	$--	$5,892	$3,975*

* Includes fees of $10,520 and $3,975 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended October 31, 2009 and October 31, 2008, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended October 31, 2009 and October 31, 2008, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $ 694,520 and $ 88,106 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to procedures necessitated by regulatory and litigation matters.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

October 31, 2009	$ -	$ 533,948	$ -	$ -
October 31, 2008	$ -	$ 15,000	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Putnam Fund for Growth and Income

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: December 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: December 30, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: December 30, 2009